SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                November 18, 2003
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               (Date of Report) (Date of earliest event reported)

                               PIPELINE DATA INC.
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            (Exact name of registrant as specified in its charter)

                           Registration No. 333-79831

       DELAWARE                                   11-1717709
      ---------------                         -------------------
      (State or other                             (IRS Employer
      jurisdiction of                          Identification No.)
       incorporation)

             1599 Washington Street, Braintree, Massachusetts 02184

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        (Address of principal executive offices)             (Zip Code)

                                 (800) 932-5708
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               Registrant's telephone number, including area code:


     250 East Hartsdale Avenue, Suite 21, Hartsdale NY 10530 (914) 725-7028

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        (Former name or former address, if changed since last report.)


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Item 5. Other Events

     (a) The Registrant has changed the address and telephone number of its corporate headquarters to 1599 Washington Street, Braintree, Massachusetts 02184, 800-932-5708. This is also the address and telephone number of its subsidiary, Securepay.com, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Date: November 18, 2003

                               Pipeline Data, Inc.

                            By:/s/ MacAllister Smith
                              -----------------------
                                MacAllister Smith
                             Chief Executive Officer